                                                                   EXHIBIT 10.24

         FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is dated as of August 30, 2001 among AVONDALE MILLS, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (collectively, the "Banks"), and WACHOVIA BANK, N.A. as Agent (the "Agent");



                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Second Amended and Restated Credit Agreement, dated as of September 28, 2000 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Global Amendments. The Coosa Bonds have been redeemed and paid in full and the Coosa Bonds Letter of Credit has been cancelled. Accordingly, all references in the Credit Agreement and any other Operative Documents to the Coosa Bonds, the Coosa Bonds Indenture, the Coosa Bonds Issuer, the Coosa Bonds Letter of Credit, the Coosa Bonds Letter of Credit Expiration Date, the Coosa Bonds Letter of Credit Fee, the Coosa Bonds Letter of Credit - Principal Component, the Coosa Bonds Letter of Credit Obligations, the Coosa Bonds Letter of Credit - Interest Component, the Coosa Bonds Letter of Credit Related Documents, the Coosa Bonds Notice of Non-Extension, the Coosa Bonds Reimbursement Agreement, the Coosa Bonds Reimbursement Note, the Coosa Bonds Reimbursement Obligations, the Coosa Bonds Reinstatement Reserve, the Coosa Bonds Tender Advance, the Coosa Bonds Tender Drawing and the Coosa Bonds Trustee, and all related provisions, hereby are deleted and shall have no further force or effect.

         3. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by (i) deleting the definitions of "Borrowing", "Commitment", "Current Maturities of Long Term Debt", "Notes", "Related Fund", "Refunding Loan", "Required Banks" and "Revolver Loan", and substituting therefor the new definitions of such terms (other than Related Fund) set forth below, and (ii) adding the new definitions of "First Amendment Effective Date", "Senior Debt to Cash Flow Ratio", "Term Loan", "Term Loan Maturity Date" and "Term Loan Notes" set forth below.

                  "Borrowing" means a borrowing hereunder consisting of Revolver Loans, Swing Loans or Term Loans (which must be Refunding Loans, except for the Term Loan Borrowing on the Term Loan Commitment Date). A Borrowing is a "Domestic Borrowing" if such Loans are Domestic Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans. A Domestic Borrowing is a "Set Rate Borrowing" if such Domestic Loans are Set Rate Loans or a "Base Rate Borrowing" if such Domestic Loans are Base Rate Loans.

                  "Commitment" refers to a commitment of a Bank to make Revolver Loans and means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.07 and 2.08.

                  "Current Maturities of Long Term Debt" means all payments in respect of Long Term Debt (other than the Working Capital Obligations and the Term Loans) that are required to be made within one year from the date of determination, whether or not the obligation to make such payments would constitute a current liability of the obligor under GAAP.

                  "First Amendment Effective Date" means August 30, 2001.

                  "Notes" means the Revolver Loan Notes, the Swing Loan Note and, from and after the Term Loan Commitment Date, the Term Loan Notes, or any one, or more, or all of them, as the context shall require, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

                  "Refunding Loan" means a new Loan made on the day on which an outstanding Loan is maturing or a Base Rate Borrowing for a Loan is being converted to a Fixed Rate Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to Section 2.02(c) or remitted to the Agent as provided in Section 2.11, in each case as contemplated in Section 2.02(d); provided, however, that in order to be a Refunding Loan, the Refunding Loan must be of the same type (Revolver Loan or Term Loan) as the maturing Loan or Loan being converted.

                  "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the sum of the Commitments and the outstanding principal amount of the Term Loans or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the sum of the aggregate outstanding principal amount of the Revolver Loan Notes and the Term Loan Notes; provided, however, that if a Default is in existence, for purposes of determining the Required Banks necessary to waive or amend the conditions contained in Section 3.02(b) the Required Banks shall be determined without taking into account the Term Loans.

                  "Revolver Loan" means a Loan made at the same time by the Banks as a Revolver Loan pursuant to Section 2.01(a) and the other applicable provisions of Article II, which may be a Base Rate Loan or a Euro-Dollar Loan, subject to the provisions of Article II.

                  "Senior Debt to Cash Flow Ratio" means the ratio of Consolidated Senior Debt to Consolidated Cash Flow, calculated at the end of each Fiscal Quarter.

                  "Term Loan" means a Loan made on the Term Loan Commitment Date, if the Term Loan Commitment Date occurs, as a Term Loan by the Banks pursuant to Section 2.14 and the other applicable provisions of Article II, which may be a Base Rate Loan or a Euro-Dollar Loan, subject to the provisions of Article II.

                  "Term Loan Commitment Date" has the meaning set forth in
         Section 2.14.

                  "Term Loan Commitment Notice" has the meaning set forth in
         Section 2.14.

                  "Term Loan Maturity Date" means the first anniversary of the Term Loan Commitment Date.

                  "Term Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-3, evidencing the obligation of the Borrower to repay the Term Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

         4. Amendment of Section 2.02. Section 2.02 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 2.02 Method of Borrowing

                  This Section 2.02 shall apply to all Borrowings other than Set Rate Borrowings, as to which only Section 2.01(b)(ii) shall apply.

                  (a) The Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 11:00 a.m. (Atlanta, Georgia time) on the Domestic Business Day of a Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                           (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                           (ii)     the aggregate amount of such Borrowing,


                           (iii) whether such Borrowing is to be a Swing Loan Borrowing, a Revolver Loan Borrowing or a Term Loan Borrowing, and if a Revolver Loan Borrowing or Term Loan Borrowing, whether it is to be a Base Rate Borrowing or a Euro-Dollar Borrowing, and

                           (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; provided, that if an Anniversary Date is scheduled to occur during the Interest Period so selected, and as a result thereof (but for this proviso) the Borrower shall become obligated to prepay or repay all or any portion of the Loans of any type on such Anniversary Date pursuant to Section 2.08(b), then a portion of such Euro-Dollar Borrowing which is equal to the amount of the Loans of such type that would otherwise be so prepaid or repaid on any such Anniversary Date either (A) shall have applicable thereto an Interest Period or Interest Periods, as selected by the Borrower, ending on or before the Anniversary Date on which Loans of such type corresponding in amount to such portion would otherwise be prepaid or repaid, or (B) shall instead be made as a Base Rate Borrowing.

                  (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing (unless it is a Swing Loan Borrowing) and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                  (c) Not later than 11:00 a.m. (2:00 p.m. in the case of a Base Rate Borrowing) (Atlanta, Georgia time) on the date of each Revolver Loan Borrowing or Term Loan Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Revolver Loan Borrowing or Term Loan Borrowing, as applicable, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section
         9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to Section 9.01, no later than 4:00 p.m. (local time at such address) on the Domestic Business Day before the date of a Revolver Loan Borrowing or Term Loan Borrowing stating that such Bank will not make a Loan in connection with such Revolver Loan Borrowing or Term Loan Borrowing, as applicable, the Agent shall be entitled to assume that such Bank will make a Loan in connection with such Revolver Loan Borrowing or Term Loan Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Revolver Loan Borrowing or Term Loan Borrowing to the Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Revolver Loan Borrowing or Term Loan Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Revolver Loan Borrowing or Term Loan Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, Wachovia will make available to the Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Loan Borrowing.

                  (d) If any Bank makes a new Revolver Loan or Term Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Revolver Loan or Term Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.11, as the case may be.

                  (e) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived.

                  (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate Loans.

                  (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 10 Fixed Rate Loans outstanding at any given time.

         5. Amendment of Section 2.03. Section 2.03 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 2.03 Notes

                  (a) The Revolver Loans of each Bank shall be evidenced by a single Revolver Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of $12,500,000. The Term Loan of each Bank shall be evidenced by a single Term Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount funded by such Bank on the Term Loan Commitment Date pursuant to Section 2.14.

                  (b) Upon receipt of each Bank's Revolver Loan Note pursuant to Section 3.01 or Term Loan Note pursuant to Section 2.14, the Agent shall deliver such Note to such Bank. Each Bank (or Wachovia, with respect to the Swing Loan Note) shall record, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence the date, amount and maturity of each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and, with respect to a Revolver Loan and Term Loan, whether such Loan is a Base Rate Loan or Euro-Dollar Loan (and as to Swing Loans, whether such Loans are Base Rate Loans or Set Rate Loans), and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's (or Wachovia's) Notes; provided that the failure of any Bank (or Wachovia) to make any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank (or Wachovia) to assign its Notes. Each Bank (and Wachovia) is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

         6. Amendment of Section 2.04. Section 2.04 of the Credit Agreement hereby is deleted, and the following is substituted therefor: Section

                  2.04 Maturity of Loans

                  (a) Each Loan included in any Fixed Rate Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                  (b) Notwithstanding the foregoing, the outstanding principal amount of the Revolver Loans and Swing Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Termination Date, and the outstanding principal amount of the Term Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Term Loan Maturity Date.

         7. Amendment of Section 2.05(a). Section 2.05(a) of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  (a) "Applicable Margin" means, from and after the First Amendment Effective Date (including for Loans outstanding on such date): (i) for any Term Loan which is a Base Rate Loan, 1.75%; (ii) for any Term Loan which is a Euro-Dollar Loan, 3.75%; (iii) (A) until the first Performance Pricing Determination Date, for any Revolver Loan which is a Base Rate Loan, 1.25%, and for any Revolver Loan which is a Euro-Dollar Loan, 3.25%, and (B) thereafter, for any Revolver Loan which is a Base Rate Loan and for any Revolver Loan which is a Euro-Dollar Loan, with respect to each Performance Pricing Determination Date, the percentage determined as of the end of the Fiscal Quarter or Fiscal Year just ended by reference to the percentage shown in the following schedule for such type of Loan, depending on the level of the Total Debt to Cash Flow Ratio as of the end of such Fiscal Quarter or Fiscal Year, as determined pursuant hereto; provided, however, that (i) so long as any Term Loans remain outstanding, and
         (ii) at any time (whether or not any Term Loans remain outstanding) the maximum Total Debt to Cash Flow Ratio permitted by Section 5.06 is equal to or greater than 4.50 to 1.00, the Applicable Margin for Revolver Loans shall not go below Level 4 below (but the Borrower may voluntarily agree at any time when no Term Loans remain outstanding to reduce the maximum Total Debt to Cash Flow Ratio permitted by Section
         5.06 below 4.50 to 1.0, and in such event this proviso shall no longer be effective).

         -------------------------------------------------------------------------------------------------------------------
                             LEVEL 1       LEVEL 2        LEVEL 3       LEVEL 4        LEVEL 5       LEVEL 6      LEVEL 7
         -------------------------------------------------------------------------------------------------------------------
          Total Debt to    < 3.00:1.0     > 3.00:1.0     > 3.50:1.0    > 4.00:1.0   > 4.50:1.0    > 4.75:1.0    > 5.0:1.0
            Cash Flow                     -    but       -   but       -   but      -   but       -    but      -
                                          < 3.50:1.0     < 4.00:1.0    < 4.50:1.0   < 4.75:1.0    < 5.00:1.0
         -------------------------------------------------------------------------------------------------------------------
            Base Rate         0.00%          0.00%         0.00%         0.50%          0.75%         1.25%        1.75%
           Applicable
             Margin
         -------------------------------------------------------------------------------------------------------------------
           Euro-Dollar        1.75%         2.125%        2.375%         2.625%        2.875%         3.25%        3.75%
           Applicable
             Margin
         -------------------------------------------------------------------------------------------------------------------


         In determining interest for purposes of this Section 2.05 and fees pursuant to Section 2.06(a), the Borrower and the Banks shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to Section 2.06(a), the Borrower shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations establishing the required change. The date which is 10 Domestic Business Days after receipt by the Agent of such financial statements and notice, commencing with the financial statements for the first Fiscal Quarter of the 2002 Fiscal Year, is the "Performance Pricing Determination Date." Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided, however, that: (i) for Euro-Dollar Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (ii) no interest or fees shall be decreased pursuant to this Section 2.05 or Section 2.06(a) if, on the Performance Pricing Determination Date, (A) an Event of Default is in existence, or (B) a Default is in existence which on such date is not an Event of Default but which becomes an Event of Default; provided, however, that if an Event of Default exists on the Performance Pricing Determination Date, or a Default exists and subsequently becomes an Event of Default, any such decrease shall take effect upon the cure of any such Event of Default.

         8. Amendment of Section 2.06(a). Section 2.06(a) of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  (a) The Borrower shall pay to the Agent for the ratable account of each Bank, a commitment fee, which shall accrue from and including the First Amendment Effective Date to but excluding the Termination Date and shall be payable on each April 1, July 1, October 1 and January 1 and on the Termination Date, commencing October 1, 2001, for the quarterly period ending immediately prior to such date (except that the payment on October 1, 2001 shall be for the period from the First Amendment Effective Date through September 30, 2001 and the Borrower also shall pay on such date the commitment fee payable under the Credit Agreement for the period from July 1 through the First Amendment Effective Date at the rate provided in the Credit Agreement as in effect prior to the First Amendment Effective Date). The commitment fee shall be calculated on the average daily principal amount of such Bank's Unused Commitment during such period at the rate per annum (expressed below as a decimal) of: (A) until the first Performance Pricing Determination Date, 0.50%, and (B) thereafter, with respect to each Performance Pricing Determination Date, the percentage determined as of the end of the Fiscal Quarter or Fiscal Year just ended by reference to the percentage shown in the following schedule, depending on the level of the Total Debt to Cash Flow Ratio as of the end of such Fiscal Quarter or Fiscal Year, as determined pursuant hereto; provided, however, that (i) so long as any Term Loans remain outstanding, and (ii) at any time (whether or not any Term Loans remain outstanding) the maximum Total Debt to Cash Flow Ratio permitted by
         Section 5.06 is equal to or greater than 4.50 to 1.00, the commitment fee shall not go below Level 4 below (but the Borrower may voluntarily agree at any time when no Term Loans remain outstanding to reduce the maximum Total Debt to Cash Flow Ratio permitted by Section 5.06 below
         4.50 to 1.0, and in such event this proviso shall no longer be effective).


       ---------------------------------------------------------------------------------------------------------------------
                             LEVEL 1        LEVEL 2     LEVEL 3      LEVEL 4        LEVEL 5    LEVEL 6        LEVEL 7
       ---------------------------------------------------------------------------------------------------------------------
         Total Debt to     < 3.00:1.0    > 3.00:1.0   > 3.50:1.0    > 4.00:1.0    > 4.50:1.0  > 4.75:1.0     > 5.0:1.0
           Cash Flow                     -    but     -    but      -    but      -    but    -    but       -
                                         < 3.50:1.0   < 4.00:1.0    < 4.50:1.0    < 4.75:1.0  < 5.00:1.0
       ---------------------------------------------------------------------------------------------------------------------

        Commitment Fee       0.325%        0.375%       0.50%         0.50%          0.50%       0.50%         0.625%
       ---------------------------------------------------------------------------------------------------------------------


         9. Amendment of Section 2.07. Section 2.07 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 2.07 Optional Termination or Reduction of Commitments. At any time upon or after (but not before) payment in full of the Term Loans, the Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.06) shall be due and payable on the effective date of such termination.

         10. Amendment of Section 2.08. Section 2.08 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 2.08 Certain Mandatory Prepayments; Mandatory Reduction and Termination of Commitments.

                  (a) The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                  (b) The Borrower shall make mandatory prepayments from the sources and in the amounts set forth below:

                           (i) 100% of the Net Cash Proceeds (rounded to the nearest $500,000) in excess of $5,000,000 of any individual sale of assets, and in excess of $10,000,000 in the aggregate for all sales of assets during any Fiscal Year, by the Parent or any of the Subsidiaries, but excluding (A) sales of inventory in the ordinary course of business, (B) sales of equipment in the ordinary course of business, if and to the extent of Net Cash Proceeds used within a reasonable time to purchase equipment in replacement thereof, (C) sales of Receivables pursuant to a Receivables Securitization Program (which shall be subject to clause (ii) below); and

                           (ii) 100% of the Net Cash Proceeds (rounded to the nearest $500,000) of the initial sale of Receivables to the Receivables Subsidiary pursuant to any Receivables Securitization Program implemented after (but not on or before) the Original Closing Date, as in existence on the date of implementation thereof, provided, that (1) with respect to any increase (including, but not limited to a new series) in an existing Receivables Securitization Program or any Receivables Securitization Program which is additional to an existing Receivables Securitization Program (each an "Incremental Program"), the foregoing shall apply only to the extent of the amount of the Net Cash Proceeds from the initial sale under the Incremental Program, and (2) with respect to any Receivables Securitization Program which is a replacement (a "Replacement Program") for another Receivables Securitization Program (a "Replaced Program"), the foregoing shall apply only to the extent of the amount, if any, by which the Net Cash Proceeds from the initial sale under the Replacement Program exceeds the Net Cash Proceeds from the initial sale under the Replaced Program.

                  (c) Each such prepayment shall be applied to reduce the Term Loans of the several Banks and the Revolver Loans of the several Banks ratably. Each such prepayment on the Revolver Loans pursuant to
         Section 2.08(b) and this paragraph (c) shall be applied to reduce the Commitments of the several Banks ratably. No optional reduction of the Aggregate Commitment pursuant to Section 2.07 shall reduce the amount of any subsequent mandatory prepayment pursuant to Section 2.08(b) or mandatory reduction pursuant to this paragraph (c).

         11. Amendment of Section 2.10. Section 2.10 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 2.10 Other Mandatory Prepayments on Revolver Loans.
         In addition to mandatory prepayments pursuant to Section 2.08(b), on each date on which the Commitments are reduced pursuant to Section 2.07 or Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Revolver Loans, if any (together with interest accrued thereon), as may be necessary so that after such payment the Working Capital Obligations do not exceed the Aggregate Commitment as then reduced. All such prepayments shall be applied first to the Revolver Loan Notes and then to the Swing Loan Note.

         12. New Section 2.14. The following hereby is added to the Credit Agreement as Section 2.14.

                  Section 2.14. Term Loans. As used herein the term "Term Loan Commitment Date" means the date, if it occurs, specified as the Term Loan Commitment Date in a notice from some or all of the Banks to the Borrower and the Agent, with a copy to any Banks not a party thereto, in substantially the form of Annex 1 hereto (the "Term Loan Commitment Notice"), setting forth their several commitments to make Term Loans in the aggregate amount of up to $15,000,000, upon the request of the Borrower, pursuant and subject to the terms and conditions of this Agreement and the other Loan Documents; provided, however, that the Term Loan Commitment Date may not be later than December 31, 2001. On the Term Loan Commitment Date, on the terms and conditions set forth herein, each Bank severally agrees to make available to the Borrower a Term Loan in the aggregate amount set forth in the Term Loan Commitment Notice. The Term Loans shall be fully funded by the Banks on the Term Loan Commitment Date, on which date a Term Loan Note shall be executed and delivered to the Agent for each Bank pursuant to Section 2.03(b). At the time of funding of the Term Loans, the Borrower shall pay to the Agent, for the account of each Bank funding the Term Loans, an upfront fee in an amount equal to 1.0% of the aggregate principal amount of the Term Loan funded by it. Interest on the Term Loans shall be payable at the rates and at the times set forth in Section 2.05. On the Term Loan Maturity Date, a final payment shall be made with respect to the Term Loans in an amount equal to the remaining outstanding principal amount of the outstanding Term Loans, together with all accrued but unpaid interest thereon. Principal amounts of the Term Loans repaid or prepaid may not be reborrowed, and after the Term Loan Commitment Date, all Term Loans shall be made as Refunding Loans.

         13.      Amendment of Section 5.01(c), (d) and (k). Section 5.01(c),
(d) and (k) of the Credit Agreement hereby are deleted, and the following Sections 5.01(c), (d), (k) and (l) are substituted therefor:

                  (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer (i) of the Parent, setting forth in reasonable detail the calculations required to establish whether there was compliance with the requirements of Sections 5.03, 5.05 through 5.11, inclusive, on the date of such financial statements, (ii) of the Borrower, stating whether, to the Knowledge of such officer, any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto, (iii) identifying by name each Consolidated Subsidiary, and (iv) identifying by name any Material Subsidiary (other than the Borrower) as to which there has been a change in excess of $100,000 in its assets, liabilities or shareholders' equity since the immediately preceding Fiscal Quarter;

                  (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraphs (a) and (b) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements under any of Sections 5.03 and
         5.05 through 5.09, inclusive;

                  (k) until the earlier of (1) August 30, 2002 and (2) the date the Borrower has furnished to the Banks Compliance Certificates pursuant to Section 5.01(c) for 2 consecutive Fiscal Quarters showing a Total Debt to Cash Flow Ratio calculated pursuant to Section 5.06 of less than 3.75, a 13 week rolling cash flow forecast, which shall be furnished every other Friday, commencing August 31, 2001; and

                  (l) from time to time such additional information regarding the financial position or business of the Parent, the Borrower and the Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

         14. Amendment to Section 5.03. Section 5.03 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 5.03 Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, calculated at the end of each Fiscal Quarter, shall not be less than the ratio set forth below for such Fiscal Quarter

                FISCAL QUARTER ENDING                       RATIO
                -----------------------------------------------------
                -----------------------------------------------------
                August 31, 2001                             2.25:1.00
                -----------------------------------------------------
                November 30, 2001                           1.90:1.00
                -----------------------------------------------------
                March 1, 2002                               1.90:1.00
                -----------------------------------------------------
                May 31, 2002                                2.25:1.00
                -----------------------------------------------------
                August 30, 2002                             2.50:1.00
                -----------------------------------------------------
                November 29, 2002 and thereafter            2.75:1.00
                -----------------------------------------------------

         15. Amendment to Section 5.06. Section 5.06 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 5.06 Total Debt to Cash Flow Ratio. The Total Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter

                FISCAL QUARTER ENDING                       RATIO
                -----------------------------------------------------
                August 31, 2001                             4.75:1.00
                -----------------------------------------------------
                November 30, 2001                           5.50:1.00
                -----------------------------------------------------
                March 1, 2002                               5.50:1.00
                -----------------------------------------------------
                May 31, 2002                                4.75:1.00
                -----------------------------------------------------
                August 30, 2002                             4.25:1.00
                -----------------------------------------------------
                November 29, 2002 and thereafter            3.75:1.00
                -----------------------------------------------------


         16. Amendment to Section 5.07. Section 5.07 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 5.07. Restricted Payments. The Parent and the Borrower will not make any Restricted Payment, except, so long as no Default shall have occurred and be continuing, a Restricted Payment may be made if at the time of such Restricted Payment and after giving effect thereto: (A) the aggregate amount of such Restricted Payment and all other Restricted Payments since the beginning of the Restricted Payment Calculation Period would not exceed the sum of (x) $20,000,000, plus (y) 50% of Consolidated Net Income during the Restricted Payment Calculation Period (treated as one accounting period) (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit); and (B) the Aggregate Commitment exceeds the Working Capital Obligations by at least $10,000,000.

         17. Amendment to Section 5.08. Section 5.08 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 5.08 Senior Debt to Cash Flow Ratio. The Senior Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter

                -----------------------------------------------------
                FISCAL QUARTER ENDING                       RATIO
                -----------------------------------------------------
                August 31, 2001                             2.75:1.00
                -----------------------------------------------------
                November 30, 2001                           3.50:1.00
                -----------------------------------------------------
                March 1, 2002                               3.50:1.00
                -----------------------------------------------------
                May 31, 2002                                2.75:1.00
                -----------------------------------------------------
                August 30, 2002 and thereafter              2.50:1.00
                -----------------------------------------------------

         18. Amendment to Section 5.25. Section 5.25 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 5.25 Collateral.

                  (a) All manufacturing plants of the Borrower are listed on Schedule 5.25, which shows, as to each Plant: (i) the City, Town or other local jurisdiction, and County and State of its location; (ii) whether the Property on which such Plant is located is owned or leased by the Borrower, and if leased, the name and address of the owner;
         (iii) all Liens on the Property on which such Plant is located; and
         (iv) the name, address and type of interest of any Third Party whose consent is required in connection with the execution, delivery, recording and performance of a Mortgage as to such Plant or related Property, and whether such consent has been obtained. If the Borrower opens any additional manufacturing plants, it shall promptly furnish to the Agent and the Banks a supplement to Schedule 5.25 including such additional plant and a Mortgage and appropriate UCC-1 financing statements requested by the Agent with respect thereto.

                  (b) It is the intent of the parties hereto that the Obligations shall be secured by the Collateral (including the Rolling Stock, if notice is given by the Agent pursuant to the provisions of
         Section 4.7 of the Security Agreement), subject to the provisions of
         Section 9.18 regarding the release of the Receivables Program Assets. At the Original Closing Date, the Borrower and the Parent, as applicable, executed and delivered to the Agent (i) the Security Agreement and UCC-1 financing statements relating to the personal property included in the Graniteville Assets, (ii) the Pledge Agreement, (iii) the Mortgages (undated) and UCC-1 financing statements relating to the fixtures located at the premises described therein and
         (iv) the Borrower Pledge Agreement, the Receivables Subsidiary Pledged Stock and the Purchase Money Note, and the Agent has released the Receivables Program Assets pursuant to such Section 9.18. The Mortgages as to the Revolver Collateral Plants and the SunTrust Collateral Plants shall be dated and filed on or promptly after the First Amendment Effective Date (and if requested by the Agent, they shall be amended as necessary to reflect the Term Loans and any other relevant amendments to this Agreement since they were originally delivered to the Agent, and re-executed by the Borrower), and they shall become Operative Mortgages, and UCC-1 financing statements related to the fixtures located at the premises described therein shall be filed by the Agent in accordance with revised Article 9 of the Uniform Commercial Code, as in effect in the state where such premises are located. The Borrower pay all recording fees and costs and stamp, intangible or other taxes payable in connection with the filing for record thereof (collectively, the "Recording Expenses").

                  (c) Following the recording of a Mortgage as to any Plant pursuant to paragraph (b) above, the Borrower will, from time to time as to individual Plants, at the request of the Agent, deliver to the Agent at the earliest practicable time all of the Real Property Documentation relating to such Plant.

                  (d) As a condition to the effectiveness of the Second Amendment, AMGF was required to execute and deliver to the Agent the AMGF Documents. For all purposes under paragraphs (b) through (c), inclusive, of Section 5.25 (other than the requirement for execution and delivery on the Original Closing Date), and the rights of the Agent and the Banks thereunder: (i) the AMGF Security Agreement shall be subject to the same terms and provisions thereof as apply to the Security Agreement, as if it were the Security Agreement; (ii) the AMGF Mortgage shall be subject to the same terms and provisions thereof as apply to the Mortgages, as if it were a Mortgage; and (iii) the AMGF Plant shall be subject to the same terms and provisions thereof as apply to the Plants, as if it were a Plant (and for such purposes shall be treated as if it were a Revolver Collateral Plant).

         19. Amendment of Section 6.01(b). Section 6.01(b) of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  (b) the Borrower or the Parent shall fail to observe or perform any covenant contained in: (1) Sections 5.02(ii), 5.03, 5.05 to 5.08, inclusive, Sections 5.11 or 5.18; or (2) the covenant contained in Section 5.01(k), if such failure under Section 5.01(k) shall not have been cured within 1 Domestic Business Day.

         20. Amendment of Section 9.08. Section 9.08 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                  Section 9.08  Successors and Assigns.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Bank (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Banks) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Bank's Commitment and the Loans at the time owing to it or in the case of an assignment to a Bank or an Affiliate of a Bank or an Approved Fund with respect to a Bank, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or principal outstanding balance of the Term Loan of the assigning Bank subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000, in the case of any assignment of a Revolving Loan, or $1,000,000, in the case of any assignment of a Term Loan, unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Bank from assigning all or a portion of its rights and obligations pertaining to Revolver Loans and Term Loans on a non-pro rata basis, and (iii) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Bank, shall deliver to the Agent an administrative questionnaire in a form supplied by the Agent. Subject to acceptance and recording thereof by the Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Bank's rights and obligations under this Agreement and the other Loan Documents, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 8.03, 9.03 and 9.04). Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

                  (c) The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Georgia or North Carolina a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amount of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Any Bank may, without the consent of, or notice to, the Borrower or the Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Bank's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that
         (i) such Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Bank will not, without the consent of the Participant, agree to any amendment, modification or waiver which would (i) change any date fixed for any scheduled payment of principal of or interest on the related loan or loans, (ii) change the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) change the principal of the related loan or loans, (iv) decrease the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) release or substitute all or any substantial part of the Collateral, except the release of the Receivables Program Assets pursuant to Section 9.18, or (vi) release the Parent Documents that affects such Participant. Subject to paragraph (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11(c) and Article VIII to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.05(a) as though it were a Bank, provided such Participant agrees to be subject to Section 9.05(b) as though it were a Bank.

                  (e) A Participant shall not be entitled to receive any greater payment under Section 2.11(c) or Article VIII than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that is not organized under the laws of the United States of America or a state, territory or possession thereof shall not be entitled to the benefits of Section 2.11(c) unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with the provisions of the fourth paragraph of Section 2.11(c) as though it were a Bank.

                  (f) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

                  For purposes of this Section 9.08, the following terms have the following meanings.

                  "Eligible Assignee" means (a) a Bank; (b) an Affiliate of a Bank; (c) an Approved Fund; and (d) any other Person (other than a natural Person) approved by the Agent and, unless (x) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (y) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed). If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in paragraph (b)(i) of this Section), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered to the Borrower by the assigning Bank (through the Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

                  "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

         21. New Exhibits A-1, A-2 and A-3. Exhibits A-1 and A-2 to the Credit Agreement (forms of Revolver Loan Note and Swing Loan Note, respectively) hereby are deleted and Exhibits A-1 and A-2 attached hereto are substituted therefor. Exhibit A-3 attached hereto (form of Term Loan Note) hereby is added to the Credit Agreement as Exhibit A-3.

         22. Replacement of Exhibit E. Exhibit E to the Credit Agreement (form of Notice of Borrowing) hereby is deleted and Exhibit E attached hereto is substituted therefor.

         23. Replacement of Exhibit F. Exhibit F to the Credit Agreement (form of Compliance Certificate) hereby is deleted and Exhibit F attached hereto is substituted therefor.

         24. Additional Bank. Each of the parties hereby acknowledges that it has been advised of the assignment from Wachovia Bank, N.A. to Branch Banking and Trust Company of a portion of its Commitment in the amount of $4,500,000 (leaving Wachovia Bank, N.A. with a remaining Commitment of $40,500,000), and a ratable share of outstanding Revolver Loans and risk participations in Letters of Credit, and that the Lending Office and notice address for purposes of
Section 9.01 of the Credit Agreement of Branch Banking and Trust Company is:

                       Branch Banking and Trust Company
                       11650 Alpharetta Highway
                       Roswell, GA 30076
                       Attention: W. Tomkins Rison, Jr.
                       Telecopier:      678-366-1981
                       Confirmation:    678-762-5215

         25. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other Loan Documents executed and/or delivered in connection herewith, except where such representations and warranties expressly refer to a different date and except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07 (except the first sentence), 4.14(b) and (c) or 4.15.

         26. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         27. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents, as amended hereby, effective as of the date hereof.

         28. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         29. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         30. No Default. To induce the Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         31. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         32. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         33. Conditions Precedent. This First Amendment shall become effective only upon: (i) execution and delivery to counsel for the Agent of 6 counterpart signature pages (or 1 faxed signature page, with the 6 originals transmitted by overnight courier) of this First Amendment by each of the parties hereto; (ii) execution and delivery to counsel for the Agent of 6 counterparts (or 1 faxed signature page, with the 6 originals transmitted by overnight courier) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Parent and AMGF; (iii) execution and delivery to counsel for the Agent, for distribution to the Banks, of each of the Revolver Loan Notes and the Swing Loan Note (such Revolver Loan Notes and Swing Loan Note being replacements for the Revolver Loan Notes and Swing Loan Note issued pursuant to the Credit Agreement, which shall be cancelled and returned to the Borrower); (iv) re-execution, dating and delivery to counsel for the Agent of the Mortgages pertaining to the Revolver Collateral Plants and the SunTrust Collateral Plants (and including such amendments thereto as may be reasonably requested by the Agent), together with 6 counterparts (or 1 faxed signature page, with the 6 originals transmitted by overnight courier) of updated opinions of local counsel in the states of Alabama, Georgia, North Carolina and South Carolina in the form of Exhibit B-2 to the Credit Agreement, as to the Mortgages, updating the opinions of such type which were delivered on the Original Closing Date (which opinions as to the Mortgages in Alabama and Georgia can be included in the opinions described in clause (v) below to be delivered by Bradley Arant Rose & White LLP and King & Spalding), (v) execution and delivery to counsel for the Agent of 6 counterparts (or 1 faxed signature page, with the 6 originals transmitted by overnight courier) of an opinion letter (1) of King & Spalding, counsel for the Borrower, the Parent and AMGF, substantially in the form of Exhibit B-1 to the Credit Agreement, but limited to this First Amendment, the Notes (including the Term Notes, if executed and delivered on the Term Loan Commitment Date), and the Consent and Reaffirmation of Guarantors at the end hereof, and (2) of Bradley Arant Rose & White LLP, Alabama counsel to the Borrower, addressing certain matters referred to in the opinion of King & Spalding; (vi) receipt by counsel to the Agent of an officer's certificate of the Borrower, to the effect that the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (except where such representations and warranties expressly refer to a different date) and that no Default or Event of Default is in existence as of the date hereof; (vii) receipt by counsel to the Agent of a secretary's certificate of the Borrower, the Parent and AMGF, certifying the incumbency of the officers signing the First Amendment, the Term Loan Notes and/or the Consent and Reaffirmation of Guarantors, as applicable, and that no amendments have been made to the Articles of Incorporation, Bylaws or other organic documents since September 28, 2000, and that they continue in full force and effect (or, if there are any such amendments, attaching and certifying copies thereof), (viii) receipt by counsel to the Agent of good standing certificates for each of the Borrower, the Parent and AMGF; and (ix) payment to the Agent (1) for the account of each Bank, of an amendment fee in amount equal to 0.25% of each Bank's Commitment, and (2) for the Agent's account, of the fees and expenses payable pursuant to the letter agreement between the Agent and the Borrower dated August 1, 2001.





                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.




                                                          AVONDALE MILLS, INC.
                                                                          (SEAL)


                                                          By:
                                                             ------------------
                                                             Title:

                                                     WACHOVIA BANK, N.A., as
                                                     Agent and as a Bank  (SEAL)

                                                     By:
                                                        -----------------------
                                                        Title:

                                                    BANK OF AMERICA, N.A.,
                                                    as a  Bank            (SEAL)


                                                    By:
                                                       -------------------------
                                                       Title:

                                                  FIRST UNION NATIONAL
                                                  BANK, as a Bank        (SEAL)


                                                  By:
                                                     ---------------------------
                                                     Title:

                                                    REGIONS BANK, as a Bank
                                                                        (SEAL)


                                                    By:
                                                       -------------------------
                                                       Title:

                                                   BRANCH BANKING AND
                                                   TRUST COMPANY, as a
                                                   Bank                 (SEAL)


                                                    By:
                                                       -------------------------
                                                       Title:

                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the "First Amendment"), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under (1), as to the Parent, the Amended and Restated Guaranty Agreement dated as of April 29, 1996 executed by it, and (2) as to AMGF, the Limited Guaranty Agreement dated as of August 29, 1997 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



AVONDALE INCORPORATED                        AVONDALE MILLS GRANITEVILLE
                                             FABRICS, INC.



By:                                          By:
   -------------------------------              -------------------------------
   Title:                                       Title:

                                                                     EXHIBIT A-1

                     AMENDED AND RESTATED REVOLVER LOAN NOTE


                                Atlanta, Georgia
                                 August 30, 2001

         For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of _________________________________________, a ____________________ (the "Bank"),
for the account of its Lending Office, the principal sum of ___________________________________ and No/100 Dollars ($____________ ), or such lesser amount as shall equal the unpaid principal amount of each Revolver Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Amended and Restated Revolver Loan Note is one of the Revolver Loan Notes referred to in the Second Amended and Restated Credit Agreement dated September 28, 2000, as amended by First Amendment to Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, N.A., as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Amended and Restated Revolver Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                                  AVONDALE MILLS, INC.   (SEAL)


                                                  By:
                                                     --------------------------

                                                  ---------------------- Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

        Base Rate or      Amount           Amount of
        Euro-Dollar       of               Principal         Maturity          Notation
Date    Loan              Loan             Repaid            Date              Made By

--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-2

                      AMENDED AND RESTATED SWING LOAN NOTE


                                Atlanta, Georgia
                                 August 30, 2001

         For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, N.A., a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of Twelve Million, Five Hundred Thousand and No/100 Dollars ($12,500,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans on the dates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Amended and Restated Swing Loan Note is the Swing Loan Note referred to in the Second Amended and Restated Credit Agreement dated September 28, 2000, as amended by First Amendment to Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, N.A., as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Amended and Restated Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                          AVONDALE MILLS, INC. (SEAL)


                                          By:
                                             ----------------------------------
                                                                          Title:
                                          --------------------------------

                         LOANS AND PAYMENTS OF PRINCIPAL

                       Amount of          Base Rate or         Principal                           Notation
         Date            Loan             Set Rate Loan          Repaid           Maturity          Made By
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-3

                                 TERM LOAN NOTE

                                Atlanta, Georgia

                                ----------------

         For value received, AVONDALE MILLS, INC., an Alabama corporation (the "Borrower"), promises to pay to the order of ________________________________, a
____________________ (the "Bank"), for the account of its Lending Office, the principal sum of ___________________________________ and No/100 Dollars
($________), or such lesser amount as shall equal the unpaid principal amount of each Term Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Term Loan Note is one of the Term Loan Notes referred to in the Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended by First Amendment to Second Amended And Restated Credit Agreement dated as of August 30, 2001 among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, N.A., as Agent (as so amended, and as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Term Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                                 AVONDALE MILLS, INC.     (SEAL)


                                                 By:
                                                    ----------------------------
                                                     Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

                               Base Rate or                       Amount of
                               Euro-Dollar       Amount of        Principal         Maturity     Notation
            Date               Loan              Loan             Repaid            Date         Made By
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT E

                               NOTICE OF BORROWING


                                                   , 200
                     -----------------------------      ---

                  Wachovia Bank, N.A., as Agent
                  191 Peachtree Street, N.W.
                  Atlanta, Georgia  30303-1757
                  Attention:  Leveraged Finance


         Re: Second Amended and Restated Credit Agreement dated as of September 28, 2000, as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2001 (as so amended, and as thereafter amended or supplemented from time to time, the "Credit Agreement") by and among Avondale Mills, Inc., the Banks from time to time parties thereto, and Wachovia Bank, N.A., as Agent.

                  Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

         The Borrower hereby requests a [Euro-Dollar Borrowing] [Base Rate Borrowing] [Swing Loan Borrowing] [which is a Revolver Loan Borrowing] [which is a Term Loan Borrowing] in the aggregate principal amount of $ to be made on , 200 , and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans](1)[The duration of the Interest Period with respect thereto shall be] [1 month] [2 months] [3 months] [6 months].

         The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this______ day of________ , 200__.


                                    AVONDALE MILLS, INC.


                                    By:
                                       ----------------------------------------
                                       Title:

--------------------
(1)  Swing Loans must be Base Rate Loans.

                                                                       EXHIBIT F

                             COMPLIANCE CERTIFICATE


         Reference is made to the Second Amended and Restated Credit Agreement dated as of September 28, 2000 , as amended by First Amendment to Second Amended and Restated Credit Agreement dated as of August 30, 2001 (as so amended, and as thereafter amended and supplemented and in effect from time to time, the "Credit Agreement") among Avondale Mills, Inc., the Banks from time to time parties thereto, and Wachovia Bank, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 5.01(c) of the Credit Agreement, (i) ____________________, the duly authorized ____________________ of Avondale
Incorporated, hereby certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of _______________, ______, and (ii) ____________________, the duly authorized ____________________ of Avondale Mills, Inc. hereby (A) certifies to the Agent and the Banks that to the Knowledge of such officer, no Default is in existence on and as of the date hereof and (B) restates and reaffirms that to the Knowledge of such officer, the representations and warranties contained in
Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date, except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07 (except the first sentence), 4.14(b) and (c) or 4.15.

         Dated: ____________, 200__.



                                 AVONDALE INCORPORATED

                                 By:
                                    ------------------------------------------
                                       Title:


                                 AVONDALE MILLS, INC.

                                 By:
                                    ------------------------------------------
                                       Title:

\

1.       Fixed Charge Coverage Ratio (Section 5.03)

                  The Fixed Charge Coverage Ratio, calculated at the end of each Fiscal Quarter, shall not be less than the ratio set forth below for such Fiscal Quarter

                ---------------------------------------------------------
                FISCAL QUARTER ENDING                       RATIO
                ---------------------------------------------------------
                August 31, 2001                             2.25:1.00
                ---------------------------------------------------------
                November 30, 2001                           1.90:1.00
                ---------------------------------------------------------
                March 1, 2002                               1.90:1.00
                ---------------------------------------------------------
                May 31, 2002                                2.25: 1.00
                ---------------------------------------------------------
                August 30, 2002                             2.50:1.00
                ---------------------------------------------------------
                November 29, 2002 and thereafter            2.75:1.00
                ---------------------------------------------------------

        (a)           Consolidated Net Income - Schedule 1                            $
                                                                                       ----------

        (b)           Net Interest Expense - Schedule 1                               $
                                                                                       ----------

        (c)           income taxes - Schedule 1                                       $
                                                                                       ----------
        (d)           depreciation - Schedule 1                                       $
                                                                                       ----------

        (e)           amortization - Schedule 1                                       $
                                                                                       ----------

        (f)           Dividends - Schedule 1                                          $
                                                                                       ----------

        (g)           LIFO Adjustments -Schedule 1                                    $
                                                                                       ----------

        (h)           non-cash write-offs of obsolete or surplus equipment,           $
                      spare parts or real property Schedule 1(2)                       ----------


        (i)           sum of (a) plus (b) plus (c) plus (d) plus (e) less (f),        $
                      less or plus (g), as applicable, plus (h)                        ----------

        (j)           Current Maturities of Long Term Debt - Schedule 1               $
                                                                                       ----------

        (k)           Net Interest Expense                                            $
                                                                                       ----------

        (l)           sum of (j) plus (k)                                             $
                                                                                       ----------

        Ratio of (i) to (l)
                                                                                       ----------
        Requirement                                                                   =>[2.25 to 1.0]
                                                                                      =>[1.90 to 1.0]
                                                                                      =>[2.25 to 1.0]
                                                                                      =>[2.50 to 1.0]
                                                                                      =>[2.75 to 1.0]


--------------------
(2)     Not to exceed $10,000,000 during any period of 4 consecutive
        Fiscal Quarters

2.       Senior Debt to Capitalization Ratio (Section 5.05)

         The Senior Debt to Capitalization Ratio, calculated at the end of each Fiscal Quarter, shall be less than 0.50 to 1.0.

        (a)   Consolidated Senior Debt - Schedule 2                           $
                                                                               -----------
        (b)   Consolidated Adjusted Tangible Net Worth - Schedule 3           $
                                                                               -----------
        (c)   Subordinated Debt                                               $
                                                                               -----------
        (d)   Sum of (a) plus (b) plus (c)                                    $
                                                                               -----------

        Ratio of (a) to (d)

        Requirement                                                           <0.50 to 1.0

3.       Total Debt to Cash Flow Ratio (Section 5.06)

                  The Total Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter

                ------------------------------------------------------------
                FISCAL QUARTER ENDING                       RATIO
                ------------------------------------------------------------
                August 31, 2001                             4.75:1.00
                ------------------------------------------------------------
                November 30, 2001                           5.50:1.00
                ------------------------------------------------------------
                March 1, 2002                               5.50:1.00
                ------------------------------------------------------------
                May 31, 2002                                4.75: 1.00
                ------------------------------------------------------------
                August 30, 2002                             4.25:1.00
                ------------------------------------------------------------
                November 29, 2002 and thereafter            3.75:1.00
                ------------------------------------------------------------


        (a)     Consolidated Total Funded Debt - Schedule 2                     $
                                                                                 ----------
        (b)     Consolidated Net Income - Schedule 1                            $
                                                                                 ----------
        (c)     Net Interest Expense - Schedule 1                               $
                                                                                 ----------

        (d)     income taxes - Schedule 1                                       $
                                                                                 ----------
        (e)     Depreciation - Schedule 1                                       $
                                                                                 ----------
        (f)     Amortization - Schedule 1                                       $
                                                                                 ----------
        (g)     LIFO Adjustments - Schedule 1                                   $
                                                                                 ----------
        (h)     non-cash write-offs of obsolete or surplus equipment, spare     $
                parts or real property Schedule 1(3)                             ----------

        (i)     sum of (b) plus (c) plus (d) plus (e) plus (f) less or plus     $
                (g), as applicable, plus (h)                                     ----------

        Ratio of (a) to (i)
                                                                                 ----------
        Requirement                                                              <[4.75 to 1.0]
                                                                                 <[5.50 to 1.0]
                                                                                 <[4.75 to 1.0]
                                                                                 <[4.25 to 1.0]
                                                                                 <[3.75 to 1.0]

4.       Restricted Payments (Section 5.07)

         The Parent and the Borrower will not make any Restricted Payment, except, so long as no Default shall have occurred and be continuing, a Restricted Payment may be made if at the time of such Restricted Payment and after giving effect thereto: (A) the aggregate amount of such Restricted Payment and all other Restricted Payments since the beginning of the Restricted Payment Calculation Period would not exceed the sum of (x) $20,000,000, plus (y) 50% of Consolidated Net Income during the Restricted Payment Calculation Period (treated as one accounting period) (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit); and (B) the Aggregate Commitment exceeds the Working Capital Obligations by at least $10,000,000.

        (a)   Cumulative Consolidated Net Income during Restricted Payment    $
              Calculation Period                                               ----------

        (b)   50% of (a)                                                      $
                                                                               ----------
        (c)   Sum of (b) and $20,000,000                                      $
                                                                               ----------
        (d)   Aggregate Restricted Payments made during Restricted Payment    $
              Calculation Period                                               ----------

        Limitation (d) may not exceed (c)(4)


----------------------
(3)  Not to exceed $10,000,000 during any period of 4 consecutive
     Fiscal Quarters

5.       Senior Debt to Cash Flow Ratio (Section 5.08)

                  The Senior Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than the ratio set forth below for such Fiscal Quarter

                -----------------------------------------------------------
                FISCAL QUARTER ENDING                       RATIO
                -----------------------------------------------------------
                August 31, 2001                             2.75:1.00
                -----------------------------------------------------------
                November 30, 2001                           3.50:1.00
                -----------------------------------------------------------
                March 1, 2002                               3.50:1.00
                -----------------------------------------------------------
                May 31, 2002                                2.75: 1.00
                -----------------------------------------------------------
                August 30, 2002 and thereafter              2.50:1.00
                -----------------------------------------------------------

        (a)     Consolidated Senior Debt- Schedule 2                            $
                                                                                 ----------
        (b)     Consolidated Net Income - Schedule 1                            $
                                                                                 ----------
        (c)     Net Interest Expense - Schedule 1                               $
                                                                                 ----------
        (d)     income taxes - Schedule 1                                       $
                                                                                 ----------
        (e)     Depreciation - Schedule 1                                       $
                                                                                 ----------
        (f)     Amortization - Schedule 1                                       $
                                                                                 ----------
        (g)     LIFO Adjustments - Schedule 1                                   $
                                                                                 ----------
        (h)     non-cash write-offs of obsolete or surplus equipment, spare     $
                parts or real property Schedule 15                               ----------

        (i)     sum of (b) plus (c) plus (d) plus (e) plus (f) less or plus     $
                (g), as applicable, plus (h)                                     ----------

        Ratio of (a) to (i)                                                      ----------

        Requirement                                                              <[2.75 to 1.0]
                                                                                 <[3.50 to 1.0]
                                                                                 <[2.75 to 1.0]
                                                                                 <[2.50 to 1.0]

6.       Loans and Advances (Section 5.09)

         Neither the Parent, the Borrower nor any of the Material Subsidiaries shall make loans or advances to any Person except, so long as no Event of Default is in existence:

------------------------

(4) In addition, after giving effect to a Restricted Payment, the Aggregate Commitment must exceed the Working Capital Obligations by at least $10,000,000

(5)      Not to exceed $10,000,000 during any period of 4 consecutive Fiscal
         Quarters

                  (A)(i) loans or advances to employees not exceeding $2,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on August 25, 1995; (ii) deposits required by government agencies or public utilities; and (iii) loans or advances to Wholly Owned Subsidiaries (other than from the Parent to the Borrower or as provided in Section 5.09(C)) not exceeding $1,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section 5.09(A), the aggregate of all loans and advances permitted in this Section 5.09(A) does not exceed $4,000,000;

                  (B) loans or advances from the Parent to the Borrower or from the Borrower to the Parent, or from the Borrower to AMGF (i) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (ii) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business;

                  (C) loans or advances to the Receivables Subsidiary evidenced by a Purchase Money Note; and

                  (D) other loans or advances (not including any loans and advances of the types described in clauses (A), (B) or (C) above) in an aggregate amount, together with Investments permitted by clause (viii) of Section 5.10, not exceeding the sum of $15,000,000, plus 10% of positive Consolidated Adjusted Tangible Net Worth as of the date of measurement.

         Calculations with respect to Section 5.09(A):

        (a)           loans and advances to employees                                 $_________

                      Limitation                                                      $2,000,000

        (b)           deposits required by government agencies or public utilities    $_________

        (c)           loans or advances to Wholly Owned Subsidiaries (other than      $_________
                      stated exceptions))

                      Limitation                                                      $1,000,000

        (d)           sum of (a) plus (b) plus (c)                                    $_________

                      Limitation                                                      $4,000,000

        Calculations with respect to Section 5.09(D):

        (e)           loans and advances not permitted by clauses (A), (B) or (C)     $__________

        (f)           sum of (a) and amount in paragraph 7(a)                         $__________

        (g)           Consolidated Adjusted Tangible Net Worth - Schedule 3           $__________

        (g)           10% of (g)                                                      $__________

        (h)           Sum of (h) and $15,000,000                                      $__________

                      Limitation--(f) may not exceed (i)

7.       Investments (Section 5.10)

         Neither the Parent, the Borrower nor any of the Consolidated Subsidiaries shall make Investments in any Person except as permitted by Section 5.09 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments by Borrower in the Receivables Subsidiary and obligations consisting of Standard Securitization Undertakings, (vi) Investments by the Receivables Subsidiary in a Special Purpose Vehicle and obligations consisting of Standard Securitization Undertakings, (vii) loans and advances permitted by
         Section 5.09, and Investments by the Borrower in AMGF (x) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (y) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business, and (viii) other Investments in an aggregate amount on and after the Closing Date, together with Investments permitted by clause
         (D) of Section 5.09, not exceeding the sum of $15,000,000, plus 10% of positive Consolidated Adjusted Tangible Net Worth as of the date of measurement.

        (a)           Other Investments (not permitted by clauses (i) through (vii)   $__________

        (b)           Sum of (a) and Paragraph 6(e)                                   $__________

        (c)           Consolidated Adjusted Tangible Net Worth - Schedule 3           $__________

        (d)           10% of (c)                                                      $__________

        (e)           sum of (d) and $15,000,000                                      $__________

                      Limitation--(b) may not exceed (e)

8.      Negative Pledge (Section 5.11)

        Amount of Debt secured by Liens not permitted by Sections 5.11(b)        $_________
        through 5.11(e), inclusive, and (i) Schedule - 4

        Limitation                                                               $3,000,000

        Amount of Debt secured by all Liens (Schedule 4 and Schedule             $_________
        5.11 to Credit Agreement)

        Limitation                                                               $4,000,000

9.       List of Consolidated Subsidiaries (Section 5.01(c)(iii)


         -------------------------------

         -------------------------------

         -------------------------------

10. List of Material Subsidiaries (other than the Borrower), if any, as to which there has been a change in excess of $100,000 in the assets, liabilities or shareholders' equity thereof since the immediately preceding Fiscal Quarter.


         -------------------------------

         -------------------------------

         -------------------------------

                                                                    Schedule - 1


Consolidated Net Income for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Net Interest Expense for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Income Taxes for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Depreciation for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Amortization for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

LIFO adjustments for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

         Total                              $__________

Dividends for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

Non-cash write-offs of obsolete or
surplus equipment, spare parts or
real property for:

_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________
_____ quarter 200___                        $__________

Current Maturities of Long Term Debt for:

_____ quarter 200___                        $__________

         Total                              $__________

                                                                    Schedule - 2


Consolidated Senior Debt and Consolidated Total Funded Debt

                                         INTEREST
                                         RATE                       MATURITY                  TOTAL
                                         --------                   --------                  -----
Secured

_________________________________        $__________

_________________________________        $__________

_________________________________        $__________

_________________________________        $__________
     Total Secured                                                                            $__________

Unsecured (including Capitalized Leases)

_________________________________        $__________

_________________________________        $__________

_________________________________        $__________
     Total Unsecured                                                                          $__________

Redeemable Preferred Stock               $__________
     Total                                                                                    $__________

Receivable Securitization Program                                                             $__________

Other Consolidated Senior Debt

_________________________________        $__________

_________________________________        $__________

_________________________________        $__________

Total Consolidated Senior Debt                                                                $__________

Plus Subordinated Debt                                                                        $__________

Total Consolidated Total Funded Debt                                                          $__________

                                                                    Schedule - 3


                    Consolidated Adjusted Tangible Net Worth

          (a)          Stockholders' Equity                                                   $__________

          (b)          surplus from write-up of assets subsequent to August 25, 1995(6)       $__________

          (c)          intangible assets(7)                                                   $__________

          (d)          Capital Stock shown as assets(8)                                       $__________
                       Consolidated Adjusted Tangible Net Worth (sum of (a)
                       less (b) less (c) less (d))                                            $__________

--------------
(6) Exclude any write-up in connection with the acquisition of the Graniteville Assets
(7) Include only to the extent created, incurred or arising on or after the Original Closing Date, and exclude capitalized transaction costs incurred in connection with the acquisition of the Graniteville Assets
(8) Include only to the extent created, incurred or arising on or after the Original Closing Date

                                                                    Schedule - 4


                      Liens Securing Debt In The Principal
                       Amount of $50,000 or More which are
                 Not shown on Schedule 5.11 to Credit Agreement

                                                                            Relevant Provision
                                                                            of Section 5.11
Description of Lien                   Amount of Debt Secured                Permitting Same
1.  _____________                     $_______                              __________

2.  _____________                     $_______                              __________

3.  _____________                     $_______                              __________

4.  _____________                     $_______                              __________

5.  _____________                     $_______                              __________

6.  _____________                     $_______                              __________

7.  _____________                     $_______                              __________

8.  _____________                     $_______                              __________

9.  _____________                     $_______                              __________

                                     Annex 1

                       FORM OF TERM LOAN COMMITMENT NOTICE


                                               ----------------------


Avondale Mills, Inc.
506 South Broad Street
Monroe, Georgia 30655
Attention:  Vice Chairman and Chief
            Financial Officer
Telecopier number: 770-267-2543
Confirmation number: 770-267-2226

Wachovia Bank, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention: Leveraged Finance
Telecopier number: 404-332-6920
Confirmation number: 404-332-6094

                               Re: Second Amended and Restated Credit Agreement dated September 28, 2000, as amended by First Amendment to Credit Agreement dated as of August 30, 2001 among the Borrower, the Banks listed on the signature pages thereof, and Wachovia Bank, N.A., as Agent (as amended to date and as it may hereafter be amended or supplemented from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

Ladies and Gentlemen:

         As contemplated and subject to the terms and conditions set forth in the Credit Agreement, each of the undersigned Banks hereby severally agrees to make a Term Loan in the amount set forth opposite its name below on _____________________(9), which is the Term Loan Commitment Date.


-------------------------------------------------------------------------------
NAME OF BANK                                       TERM LOAN COMMITMENT AMOUNT
-------------------------------------------------------------------------------


--------------
(9)      Must not be later than December 31, 2001

-------------------------------------------------------------------------------
                                         $______________________

-------------------------------------------------------------------------------
                                         $______________________

-------------------------------------------------------------------------------
                                         $______________________

-------------------------------------------------------------------------------
                                         $______________________

-------------------------------------------------------------------------------
Total Term Loan Commitments              $______________________

-------------------------------------------------------------------------------


     Very truly yours,

     [insert signature lines for Banks making Term Loan Commitments]



     cc: [insert names of any Banks not making Term Loan Commitments]